UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2022

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HURC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers

At the Annual Meeting of Shareholders held on March 10, 2022 (the “2022 Annual Meeting”), the shareholders of Hurco Companies, Inc. (the “Company”) approved the Amended and Restated Hurco Companies, Inc. 2016 Equity Incentive Plan (the “Amended and Restated Plan”).

The principal changes to the 2016 Equity Incentive Plan that are reflected in the Amended and Restated Plan are the following:

●	increasing the aggregate number of shares that may be issued under the Amended and Restated Plan by 850,000 shares;
●	providing that dividends or dividend equivalents payable on all restricted stock and restricted stock unit awards will be subject to the same restrictions as the underlying shares or units;
●	removing provisions relating to the exemption for qualified performance-based compensation under Section 162(m) since such exemption has been repealed;
●	extending the term of the Amended and Restated Plan by an additional 10 years; and
●	other administrative or clarifying changes.

A more complete description of the terms of the Amended and Restated Plan can be found in “Proposal 3. Approval of the Amended and Restated Hurco Companies, Inc. 2016 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 24, 2022. The foregoing description of the Amended and Restated Plan is qualified in its entirety by reference to the full text of the Amended and Restated Plan, a copy of which is filed as Exhibit 10.1 to this report.

Item 9.01Financial Statements and Exhibits

Exhibit Index

10.1

Hurco Companies, Inc. 2016 Equity Incentive Plan, as amended and restated as of March 10, 2022 (incorporated by reference to Appendix A to the Company’s definitive proxy statement for its 2022 annual meeting of shareholders filed on January 24, 2022)

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2022

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland_______________
Sonja K. McClelland, Executive Vice President, Treasurer, and Chief Financial Officer